UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2011

GASTAR EXPLORATION LTD.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
DELAWARE	001-35211	38-3531640
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 LAMAR STREET, SUITE 650

HOUSTON, TEXAS 77010

(Address of principal executive offices, including zip code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2011, Gastar Exploration Ltd., a corporation subsisting under the Business Corporations Act (Alberta) (the “Company”) and Gastar Exploration USA, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Gastar USA”), entered into an “at-the-market” sales agreement (the “Sales Agreement”) with McNicoll, Lewis & Vlak LLC (“MLV”), as the Company’s sales agent, pursuant to which the Company intends to sell up to 3.4 million shares of its 8.625% Series A Cumulative Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the “Series A Preferred Stock”), from time to time. The Company’s Series A Preferred Stock trades on the NYSE Amex under the symbol “GST.PR.A.”

Pursuant to the Sales Agreement, the sales, if any, of the Company’s Series A Preferred Stock made under the Sales Agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE Amex, or sales made through a market maker other than on an exchange. MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

The Sales Agreement provides for compensation to MLV ranging from 3% to 5% of the gross proceeds from the sale of shares of Series A Preferred Stock. The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company’s net proceeds for the sale of shares. The Company has also agreed to indemnify MLV against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	At-The-Market Issuance Sales Agreement, dated June 29, 2011, by and among Gastar Exploration Ltd., Gastar Exploration USA, Inc. and McNicoll, Lewis & Vlak LLC.

5.1	Opinion of Vinson & Elkins L.L.P. dated June 29, 2011.

5.2	Opinion of Burnet, Duckworth & Palmer LLP dated June 29, 2011.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Burnet, Duckworth & Palmer LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2011	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.	Description

1.1	At-The-Market Issuance Sales Agreement, dated June 29, 2011, by and among Gastar Exploration Ltd., Gastar Exploration USA, Inc. and McNicoll, Lewis & Vlak LLC.

5.1	Opinion of Vinson & Elkins L.L.P. dated June 29, 2011.

5.2	Opinion of Burnet, Duckworth & Palmer LLP dated June 29, 2011.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

23.2	Consent of Burnet, Duckworth & Palmer LLP (included in Exhibit 5.2)